Amendment to Purchase Agreement between Accelera Innovations, Inc.

And

Traditions Home Health, Inc., Dated January 5, 2015

That Paragraph 3(a) of the Purchase Agreement provided for a closing date for the transaction stated above of March 31, 2015, and made provision for an additional 45 day extension.

That the Parties herein agree to amend the closing date to June 30, 2015.

Accelera Innovations, Inc.		Traditions Home Health, Inc.

By:	/s/ Cindy Boerum	By:	/s/ Sonny Nix
	Cindy Boerum, President		Sonny Nix, CEO